Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, for purposes of Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Nanometrics Incorporated (the “Company”) that based on his knowledge:

1.	The Annual Report on Form 10-K of the Company for the annual period ended December 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2007	By:	/s/ JOHN D. HEATON
	Name:	John D. Heaton
	Title:	Chief Executive Officer

Date: March 15, 2007	By:	/s/ DOUGLAS J. MCCUTCHEON
	Name:	Douglas J. McCutcheon
	Title:	Chief Financial Officer